Summary of Significant Accounting Policies (Details Narrative) - USD ($)		12 Months Ended
	Dec. 22, 2017	Jul. 31, 2018	Jul. 31, 2017
Restricted cash		$ 75,000	$ 75,000
Allowance for doubtful accounts		0	0
Impairment of long-lived assets
Computation of basic net loss per share		12,012,189	16,098,679
Income tax examination description	The reduction of the U.S. federal corporate tax rate from 35% to 21% resulted in a remeasurement of our deferred tax assets.	The reduction of the U.S. federal corporate tax rate from 35% to 21% resulted in a remeasurement of the deferred tax asset
U.S. federal corporate tax rate	21.00%	26.40%	34.00%
Minimum [Member]
Property, plant and equipment estimated useful lives		3 years
Maximum [Member]
Property, plant and equipment estimated useful lives		10 years